UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026 (June 25, 2026)

Moelis & Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36418	46-4500216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 4th Floor
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 883-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 25, 2026, Moelis & Company (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). (b) At the Annual Meeting, stockholders voted on proposals to (1) elect seven directors to the Company’s board of directors; (2) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (3) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Following is the final tabulation of votes cast at the meeting.

Proposal 1:

Seven directors were elected to the board of directors, based upon the following final tabulation of votes:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Kenneth Moelis	104,126,855	1,793,715	48,546	6,996,824
Navid Mahmoodzadegan	105,104,622	815,023	49,471	6,996,824
Eric Cantor	103,627,123	2,293,044	48,949	6,996,824
Thorold Barker	105,230,158	717,326	21,632	6,996,824
Louise Mirrer	88,974,707	16,955,475	38,934	6,996,824
Kenneth L. Shropshire	93,123,872	12,806,996	38,248	6,996,824
Laila J. Worrell	90,059,432	15,864,346	45,338	6,996,824

Proposal 2:

The non-binding, advisory vote on the compensation of the Company’s named executive officers was approved, based upon the following final tabulation of votes:

For	80,732,541
Against	24,807,385
Abstain	429,190
Broker Non-Votes	6,996,824

Proposal 3:

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026 was ratified, based upon the following final tabulation of votes:

For	110,693,108
Against	2,247,310
Abstain	25,522
Broker Non-Votes	0

(c) Not applicable.

(d) Not applicable.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

Date: June 26, 2026	By:	/s/ Osamu Watanabe
	Name: Title:	Osamu Watanabe General Counsel and Secretary